UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported: November 17, 2003)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                1-11871                11-3312952
--------------------------------------------------------------------------------
     (State or other           (Commission           (I.R.S. Employer
       jurisdiction            File Number)          Identification No.)
    of incorporation)

150 East 58th Street, Suite 3238                                       10155
New York, New York
---------------------------------------------                    ---------------
 (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                November 17, 2003


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1     Press Release dated November 17, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         On November 17, 2003, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing its 2003 3rd quarter earnings. A copy of the press release is furnished as Exhibit 99.1.

         The information contained in this report is being furnished pursuant to
Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  November 17, 2003                    By:      /s/ James M. DeAngelis
                                                     -------------------------
                                                     James M. DeAngelis
                                                     Senior Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.
         -----------

            99.1 Press Release dated November 17, 2003 issued by Commodore Applied Technologies, Inc.


                                       3